Exhibit 23a

The Board of Directors
Acxiom Corporation:

We  consent  to  incorporation  by  reference  of our report on the consolidated statements of operations, stockholders'
equity and cash flows of Acxiom Corporation and subsidiaries for the year ended March 31, 2000, which is incorporated by reference in the March 31, 2002 annual report on Form 10-K of Acxiom Corporation and to the reference to our firm under the heading "Independent Auditors" in  the  registration  statement.

         /s/ KPMG LLP

Dallas, Texas
May 14, 2002